UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2005
                                                   (August 1, 2005)
                                                  ----------------------------


                          Newcastle Investment Corp.
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              (Exact Name of Registrant as Specified in Charter)


    Maryland                    001-31458                     81-0559116
-----------------          ------------------------        --------------------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


   1251 Avenue of the Americas, 16th Floor, New York, NY            10020
   -----------------------------------------------------         ------------
        (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code   (212) 798-6100
                                                   ----------------------


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) On August 1, 2005, Mr. David Grain voluntarily resigned as Director of Newcastle Investment Corp. (the "Company"). Mr. Grain's resignation did not involve a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

         (d) On August 1, 2005, on the recommendation of the Nominating Committee, the Board of Directors (the "Board") of the Company elected Mr. Kevin Finnerty to fill the vacancy created by Mr. Grain's resignation from the Board of the Company. There was no arrangement or understanding between Mr. Finnerty and any other persons pursuant to which Mr. Finnerty was selected as a Director. Mr. Finnerty has been appointed a member of each of the Board's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Mr. Finnerty also serves as an independent director of Newcastle Investment Holdings LLC, an affiliate of the Company. There are no prior relationships between Mr. Finnerty and the Company or transactions in which Mr. Finnerty had any interest.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Newcastle Investment Corp.
                                               --------------------------------
                                               (Registrant)


Date:  August 2, 2005                          By:  /s/ Randal A. Nardone
                                                    --------------------------
                                                    Name:   Randal A. Nardone
                                                    Title:  Secretary